BANK OF NEW ENGLAND CORPORATION CASH FLOW

         FROM THE PERIOD FROM DECEMBER 31, 2010 TO JANUARY 31, 2011


         Cash balance at December 31, 2010               $   101,254,088.14



         Receipts:

         1.  Investment proceeds (short term)                     27,972.66
                 Teipts                                           27,972.66


         Expenditures:

          1.  Professional fees                                    1,785.00
          2.  Interco Transfers                                   71,000.00
                 Total Expenditures                               72,785.00




         Cash Balance at January 31, 2011                $   101,209,275.80